UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2006

Enpath Medical, Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-19467	41-1533300
(Commission File Number)	(IRS Employer Identification No.)

15301 Highway 55 West
Plymouth, Minnesota	55447
(Address of Principal Executive Offices)	(Zip Code)

(763) 559-2613

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 2 through 6 and 8 are not applicable and therefore omitted.

Item 7.01 – Regulation FD

The Chief Executive Officer of Enpath Medical, Inc. (the “Company”), John C. Hertig, and the Chairman and Chief Financial Officer of the Company, James D. Hartman, intend to use the slide presentation attached hereto as Exhibit 99.1, which summarizes information about the Company, its products, industry and prospects.  The information contained in the slides will be presented to fund managers and securities analysts in individual meetings beginning March 15, 2006.

The information provided pursuant to Item 7.01 of this Form 8-K is being furnished and is not “filed” for purposes of Section 18 of the Securities Act of 1934, and may not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in that filing.

Item 9.01   Financial Statements and Exhibits

The following exhibit is furnished with this Report:

Exhibit No.	Description of Exhibit

99.1	Enpath Medical, Inc. March 15, 2006 Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENPATH MEDICAL, INC.

Dated: March 15, 2006	By:	/s/ John C. Hertig
John C. Hertig
Chief Executive Officer